       THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------
       Jean A. Arvis          Chairman of the Board            [GRAPHIC]           THE
                                of Directors                                 -----------------
       Thomas C. Barry        Director                                            FRANCE
       John A. Bult           Director                                       -----------------
       Walter J.P. Curley     Director                                            GROWTH
       Pierre H.R. Daviron    Director                                       -----------------
       Serge Demoliere        Director                                            FUND, INC.
       Dirk Kipp              Director                                       -----------------
       Michel Longchampt      Director
       Gregory L. Melville    Director                         ANNUAL REPORT FOR
       Michel A. Rapaccioli   Director                         THE YEAR ENDED
       Moritz Sell            Director                         DECEMBER 31, 2001
       John W. Spurdle, Jr.   Director
       Bernard Chauvel        President
       Frederick J. Schmidt   Vice President and Treasurer
       Steven M. Cancro       Vice President and Secretary     [GRAPHIC OMITTED]

       INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Credit Agricole Asset Management U.S. Advisory Services
       90, boulevard Pasteur
       75015 Paris, France


       ADMINISTRATOR
--------------------------------------------------------------------------------

       Brinson Advisors, Inc.
       51 West 52nd Street
       New York, New York 10019


       CUSTODIANS
--------------------------------------------------------------------------------

       Brown Brothers Harriman & Co.
       40 Water Street
       Boston, Massachusetts 02109

       Credit Agricole Indosuez
       9, Quai du President Paul Doumer
       92400 Courbevoie, France


       SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

       PFPC Inc.
       P.O. Box 8030
       Boston, MA 02266-8030


       INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP
       1177 Avenue of the Americas
       New York, New York 10036


       COUNSEL
--------------------------------------------------------------------------------

       Hale and Dorr LLP
       60 State Street
       Boston, Massachusetts 02109


[Credit Agricole Logo]        [NYSE Logo]

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Credit Agricole Asset Management U.S. Advisory Services (the "Investment Adviser," formerly known as Indocam International Investment Services) is the Fund's investment adviser and manager. The Investment Adviser is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Credit Agricole Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Credit Agricole Asset Management, through its subsidiaries, had assets under management of approximately U.S. $145 billion at December 31, 2001.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at WWW.FranceGrowthfund.com for additional information about the Fund.

CHANGES IN THE COMPOSITION OF THE BOARD OF DIRECTORS

Bernard L. Chauvel, a Director and the President of the Fund, resigned as a director effective at the May 1, 2001 meeting of the Board of Directors. At the May 1, 2001 meeting, the Board appointed Serge Demoliere to the Board of Directors to fill the vacancy created by the resignation of Mr. Chauvel. Mr. Demoliere will serve the remainder of Mr. Chauvel's term as a Class II director. Mr. Chauvel continues to serve as the Fund's President.

On May 25, 2001, President George W. Bush nominated W.L. Lyons Brown, Jr. to serve as the United States ambassador to Austria. Due to the responsibilities associated with that position, Mr. Brown resigned as a director from the Board effective May 25, 2001. The Board has not filled the vacancy in Class III created by Mr. Brown's resignation.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

GENERAL INFORMATION (CONTINUED)

--------------------------------------------------------------------------------

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

GENERAL INFORMATION (CONTINUED)

--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% (reduced to 30% for 2002) federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710.

TENDER OFFER

At the December 2000 Board Meeting, the Board of Directors approved a tender offer for Common Stock of the Fund in a continuing effort to enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February 28, 2001 (the "Expiration Date"). Pursuant to the terms approved by all directors present at the meeting, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date.

STOCK REPURCHASE PROGRAM

The Board of Directors adopted a stock repurchase program (the "Program") pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

GENERAL INFORMATION (CONCLUDED)

--------------------------------------------------------------------------------

outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. Since the Fund conducted a tender offer during the first quarter of 2001, the Fund did not repurchase any shares of its Common Stock under the Program during the year ended December 31, 2001. During the year ended December 31, 2000, the Fund repurchased 190,000 shares of its CommonStock under the Program.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

In 1998, the Board of Directors adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to reduce the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan took into account the Fund's unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets determined as of the end of the prior calendar year. To the extent possible, the distributions were funded by the realization of long-term capital gains. The Plan's three-year term expired in June 2001. Current adverse market conditions and the absence of net capital gains in the portfolio of the Fund led the Board to conclude that it would not be in the best interest of shareholders to continue this Distribution Plan. At its quarterly board meetings, the Board will continue to review the French equities market, international economic conditions, and the Fund's performance in an ongoing effort to explore every opportunity to maximize shareholder value.

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value. The Investment Adviser instituted this voluntary policy and has been waiving a portion of its fee pursuant to this policy since July 1998.

OTHER INFORMATION

Since December 31, 2000, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the persons primarily responsible for the day-to-day management of the Fund.

On January 8, 2002, the Board of Directors announced that it had been determined at the board meeting in December 2001, that it would be in the best interest of shareholders to pursue an ambitious new investment mandate for the Fund. The Board was motivated by what it sees as significant developments in European and global markets since the inception of the Fund, as well as the full adoption earlier that month of the Euro, replacing the local currencies in twelve European countries. Specifically, the Board of Directors has instructed its officers and the Investment Adviser to investigate the advantages of expanding the Fund's investment mandate beyond French equities and in the direction of promising opportunities now available throughout Europe, and to consider a wider variety of investment techniques such as those more often found outside the scope of traditional mutual funds. The use of leverage, long/short strategies, merger and convertible arbitrage strategies and alternative investments will be analyzed for feasibility in connection with this project. Shareholder approval will be required if the Board of Directors decides to recommend some or all the changes currently under consideration.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

From commencement of investment operations of The France Growth Fund, Inc. (the "Fund") on May 18, 1990 through December 31, 2001, the Fund recorded a return (including dividends) of 206.31% on a euro basis. For the same period Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 128.33%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 77.98%.

On a US dollar basis, the Fund reported a net asset value ("NAV") return of 131.26% (including dividends) from the commencement of investment operations through December 31, 2001. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 72.39%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 58.87% since the beginning of operations.

For the year ended December 31, 2001, the Fund reported an NAV return of -21.61% on a euro basis (-25.73% in US dollar terms) underperforming the SBF 120 Index by 0.56% on a euro basis (0.54% in US dollar terms).

Due to the sharp fall in the equity markets, the Fund experienced a substantial negative return this year. Throughout the year, the Fund has been proceeding in line with the SBF 120 index, achieving some success in the oil and non-cyclical consumer goods sector and some disappointments in the capital goods sector. Specifically, during the last quarter of 2001, the Fund unfortunately lost the lead it had built by the end of the third quarter of 2001. Stock selection was the main factor with adverse market reactions to negative developments in the capital goods sector.

At December 31, 2001, the NAV per share of the Fund was US $8.64 down from US $12.05 per share at December 31, 2000. Under the Tax-Advantaged Managed Distribution Plan (now expired), the Fund made a quarterly distribution from realized long-term capital gains in an amount equal to 3% of the Fund's net assets as of the end of the prior fiscal year. During the year ended December 31, 2001, the Fund distributed $0.3615 per share, or approximately 3% of its December 31, 2000 NAV.

The market price at December 31, 2001 of US $7.33 per share was also down from the market price of US $10.50 per share at December 31, 2000. The discount to net asset value was 15.2% at December 31, 2001 and ranged between 7.0% and 16.3% during the year ended December 31, 2001.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL OVERVIEW

            [DATA BELOW REPRESENTS A LINE GRAPH IN PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                   FRENCH MARKET INDEX EVOLUTION DURING 2001
                            SBF 120 INDEX (IN US $)
--------------------------------------------------------------------------------
12/31/00 ......    100
                   100
                    98.86
                    96.56
                    98.44
                    98.3
                    97.63
                    95.58
                    95.5
                    97.32
                    99.35
                    98.71
                    97.36
                    98.27
                    99.5
                    98.43
                    98.94
                    98.67
                    97.86
                    98.11
                    98.15
                    97.22
                    98.36

1/31/01 .......    100.27
                    99.93
                    98.14
                    98.78
                    98.36
                    96.96
                    95.91
                    95.43
                    96.71
                    95.44
                    93.72
                    93.23
                    92.83
                    93.15
                    91.48
                    90.65
                    89.8
                    87.92
                    89.46
                    90.7

2/28/01 .......     89.63
                    90.03
                    89.85
                    90.48
                    92.1
                    92.25
                    91.99
                    90.92
                    88.6
                    86.54
                    84.73
                    85.16
                    83.02
                    82.28
                    83.98
                    81.6
                    77.17
                    80.03
                    82.85
                    84.86
                    82.83

3/31/01 .......     82.2
                    82.85
                    82.97
                    80.32
                    82.67
                    83.54
                    83.69
                    84.32
                    85.5
                    85.45
                    86.49
                    86.49
                    85.6
                    84.85
                    86.5
                    87.77
                    88.53
                    87.4
                    87.53
                    87.59
                    89.17
                    89.7

4/30/01 .......     90.1
                    90.59
                    89.7
                    88.23
                    88.3
                    88.59
                    88.35
                    87.85
                    89.31
                    88.14
                    86.71
                    87.98
                    88.25
                    89.07
                    89.28
                    89.31
                    89.08
                    87.66
                    87.67
                    86.57
                    87.29
                    85.84
                    84.74

5/31/01 .......     83.88
                    83.42
                    83.54
                    84.75
                    84.27
                    84.1
                    83.7
                    82.65
                    81.73
                    82.44
                    82.26
                    81.72
                    80.47
                    80.66
                    79.57
                    79.22
                    80.03
                    81.02
                    79.27
                    78.65
                    78.7

6/30/01 .......     79.89
                    80.85
                    79.65
                    79.15
                    77.55
                    76.47
                    77.24
                    77.22
                    76.84
                    76.77
                    77.53
                    77.79
                    76.8
                    77.02
                    77.76
                    77.31
                    77.32
                    77.11
                    76.31
                    77.04
                    78.54
                    79.73

7/31/01 .......     80.41
                    81.23
                    81.25
                    80.78
                    80.77
                    80.2
                    79.23
                    78.87
                    78.78
                    80.11
                    80.67
                    81.47
                    80.76
                    79.52
                    79.82
                    80.03
                    80.4
                    79.7
                    81.32
                    80.9
                    79.51
                    79.9
                    77.81

8/31/01 .......     77.51
                    76.31
                    75.6
                    73.83
                    72.54
                    72.48
                    71.61
                    66.9
                    67.37
                    67.56
                    65.1
                    66.53
                    66.04
                    65.31
                    62.57
                    60.3
                    63.59
                    65.06
                    66.14
                    66.55

9/30/01 .......     66.88
                    66.12
                    66.57
                    66.52
                    68.74
                    68.76
                    68.86
                    68.98
                    70.71
                    70.34
                    70.8
                    69.07
                    70.61
                    72.1
                    70.56
                    69.15
                    69.85
                    71.37
                    72.16
                    70.94
                    72.23
                    71.75
                    69.96

10/31/01 ......     70.69
                    71.53
                    71.35
                    72.57
                    72.2
                    73.02
                    73.71
                    72.9
                    70.89
                    72.78
                    73.29
                    73.31
                    73.79
                    74.6
                    73.71
                    72.59
                    73.52
                    72.91
                    73.09
                    72.12
                    71.76
                    71.82

11/30/01 ......     72.97
                    72.32
                    73.45
                    75.58
                    75.92
                    75.36
                    73.94
                    73.85
                    73.72
                    72.28
                    71.62
                    74
                    73.63
                    73.16
                    72.47
                    72.68
                    71.96
                    71.96
                    72.03
                    73.99
                    74.16

12/31/01 ......     74.88
                   -25.19%

As depicted on the graph, the French equity market felt the effects of the global economic downturn in 2001 (-25.2%). During 2001, French companies experienced the worst contraction in global demand since the 1970's oil crisis. Demand for French goods and services fell 10% from 2000 to 2001. Global demand declined nearly 20%, down from 15% growth at the end of 2000 to a 4% contraction at the end of 2001. The sharp slowdown in the U.S. and weak growth in Germany, France's leading trading partner, primarily accounted for this decrease.

Last summer, economic figures were noticeably disappointing. The global economic downturn led to a tightening in the labor market and cuts in capital expenditure budgets. Industrial production was hit hard, declining 0.8% in November 2001, after falling 1.4% and 0.6% in October and September 2001, respectively. The downturn affected all sectors, prompting sectoral adjustments to continue at a fast pace. Companies reacted quickly to the new economic environment by freezing their planned capital expenditures and drawing down inventories beginning in early 2001.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

On the positive side, consumption proved to be remarkably resilient and continued to bolster economic growth. In 2001, household consumption increased nearly 3% as a result of significant gains in purchasing power. Further gains in purchasing power will be difficult to achieve in 2002, as the stimulatory impact of tax cuts has faded and unemployment threatens to rise.

Since the events of September 11th, global economic growth forecasts have been significantly downgraded. The economic results for 2001 as well as the outlook for 2002 have been revised downwards to a mere 1% and the economy is expected to bottom out during the second quarter of 2002.

However, the latest economic data indicates that the aftermath of the September 11th terrorist attacks has not been as dismal as originally expected. The U.S. government has skillfully handled the international crisis. While the attacks had a significant psychological impact at first, interest rate cuts gathered momentum around the world and created a very favorable environment for a recovery. In this uncertain climate, leading economic indicators have shown signs of improvement, a major relief in the current context. Currently, the consensus projects a marked recovery during the second half of 2002, with only its exact timing and strength still open to debate. Unfortunately, we do not see any signs of robust European growth, given persistently sluggish German demand and the lack of political will to make the European economy less dependent on U.S. momentum.

             [DATA BELOW REPRESENTS A BAR GRAPH IN PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                          SECTOR EVOLUTION DURING 2001
                                    SBF 250
--------------------------------------------------------------------------------
ENERGY .......................       1.7%

BASIC PRODUCTS ...............      -3.4%

CONSTRUCTION .................      -4.5%

CAPITAL GOODS ................     -47.4%

AUTOMOBILES/AUTOPART SUPPLIERS      -6.5%

CONSUMER GOODS ...............      -9.4%

FOOD & BEVERAGE ..............     -19.2%

RETAIL .......................     -20.2%

SERVICES .....................     -20.4%

REAL ESTATE ..................      -1.1%

FINANCIAL SERVICES ...........     -16.5%

DIVERSIFIED HOLDINGS .........     -20.5%

SBF 250 INDEX: -20.95%
CAC 40 INDEX: -21.97%
SBF 120 INDEX: -21.04%

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

THE FRENCH EQUITY MARKET

Since the end of the first quarter of 2001, the equity market has gradually become quite bearish. This pessimism has resulted from one disappointment after another, notably the decline of technology and telecom stocks. Moreover, unlike in 2000, so-called defensive sectors struggled to post even nominal gains. Only oil stocks rose last year, primarily due to Total Fina's outstanding operational performance.

Normally, similar sectors respond to market events in similar ways. Last year, however, we saw similar sectors diverge, which further complicated the market situation. For example, the banking segment of the financial sector performed well last year, compared to insurance companies which came under pressure. Following the September 11th terrorist attacks, the long bear market that had begun back in March 2000 hit bottom. The current bearish investor sentiment as well as deeply discounted stock prices resulting from the World Trade Center attacks, has paved the way for a major turnaround.

A market rally began on September 21, 2001 and was driven by the U.S. government's clearly articulated goal of restoring confidence by winning the war on terrorism.

Thus, three major factors currently set the stage for a financial market recovery:

     o    aggressive interest rate cuts around the world

     o    a more expansionary bias in U.S. fiscal policy

     o    a marked decrease in crude oil prices

            [DATA BELOW REPRESENTS A BAR GRAPH IN PRINTED DOCUMENT]

--------------------------------------------------------------------------------
             SECTOR EVOLUTION DURING THE PERIOD 09/21/01 TO 12/31/01
                                 SBF 250 INDEX
--------------------------------------------------------------------------------
ENERGY .......................      22.8%

BASIC PRODUCTS ...............      33.1%

CONSTRUCTION .................      27.5%

CAPITAL GOODS ................      44.7%

AUTOMOBILES/AUTOPART SUPPLIERS      31.0%

CONSUMER GOODS ...............      18.1%

FOOD & BEVERAGE ..............      19.3%

RETAIL .......................      26.9%

SERVICES .....................      29.8%

REAL ESTATE ..................       9.6%

FINANCIAL SERVICES ...........      26.6%

DIVERSIFIED HOLDINGS .........      35.1%

SBF 250 INDEX: +27.67%
CAC 40 INDEX: -21.97%
SBF 120 INDEX: +27.74%

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

Sectoral leadership has been transformed through a large-scale rotation, as technology and cyclical stocks have caught up with so-called defensive stocks, such as food producers (Groupe Danone) and utilities (Suez-Lyonnaise des Eaux SA and Vivendi Environnement).

In our view, the market has now priced in part of the good news. The main problems going forward relate to companies' overall net profit margins and the amount of refinancing that needs to be absorbed before debt-stretched balance sheets are restored to health.

--------------------------------------------------------------------------------
           TREND IN ANALYSTS' EARNINGS GROWTH FORECASTS FOR 2001-2002
                            SBF 120 INDEX COMPANIES:
--------------------------------------------------------------------------------
                              TREND OF EXPECTED       TREND OF EXPECTED
                                  2001 EPS                2002 EPS
                              -----------------       -----------------
01/00 ........................      17.6                    17.6
                                    16.9                    16.9
03/00 ........................      16.6                    16.6
                                    17.2                    17.2
05/00 ........................      17.2                    17.2
                                    17.1                    17.1
07/00 ........................      17.6                    17.6
                                    17.8                    17.8
09/00 ........................      16.6                    16.6
                                    18.2                    18.2
11/00 ........................      16.7                    16.7
                                    16.1                    16.1
01/01 ........................      14.1                    13.8
                                    15.3                    14.3
03/01 ........................      11.2                    15.7
                                    12.9                    15.6
05/01 ........................       9.4                    16.3
                                     5.4                    17.4
07/01 ........................       2.3                    19.0
                                    -1.4                    21.1
09/01 ........................      -4.0                    18.6
                                    -5.5                    16.5
11/01 ........................     -10.1                    17.8
                                   -12.8                    18.8
Source: JCF Group

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

INVESTMENT STRATEGY DURING THE SECOND HALF OF 2001

Last summer, economic growth slowed throughout Europe. Our strategy was relatively defensive, as it was during the first half of the year. In July and August, we decided to take profits on some industrial stocks that had held up well. Stocks we sold included Saint-Gobain, Lafarge SA and Algeco SA in the building materials sector, Renault SA in the automotive sector and Pinguely Haulotte SA in the machinery sub-sector. We also managed to rebuild our cash position within the portfolio to approximately 3.5% of net assets.

On the buy side, we strengthened our weighting in Carrefour Supermarche, at the expense of Casino Guichard Perrachon et Cie, since its second quarter sales had improved greatly in France and its Spanish sales had leveled off following earlier decreases (these two countries account for a significant portion of the company's overall results).

After September 11th, the market downtrend accelerated which led us to take several steps. We bought several stocks trading at deep discounts as a result of the World Trade Center attacks. We strengthened our positions in Thomson Multimedia and Publicis Groupe SA as well as Dassault Systems, which performed as expected. We also increased our holdings in Pinault Printemps Redoute SA (retail), whose mediocre stock market performance does not reflect the quality of management and whose earnings outlook has not been revised significantly downward. In the insurance sector, we strengthened our position in AXA SA following a sharp correction. We came back on LVMH, Cap Gemini SA and France Telecom, which did not offer much in the way of visibility but, in our view, contain little downside risk. Similarly, we added a large block of Alstom to the portfolio on significant weakness and are now overweight in the stock relative to the other positions.

By the end of September, we felt that the market had bottomed out and that the Index would carry on an upward trend. Consequently, our sectoral strategy favored a more aggressive stance with regard to several stocks that had been pummeled over the past 18 months or more.

First, we strengthened our weighting in telecom stocks such as France Telecom, Bouygues and Vivendi Universal, especially after the French government's decision to slash the cost of 3rd-generation UMTS licenses (cellular phones).

At the same time, we chose to reduce our underweighting in technology stocks significantly by buying Alcatel, STMicroelectronics and Wanadoo among the internet service providers.

We financed these purchases by reducing our positions in several defensive sectors that had performed relatively well such as utilities (Vivendi Environnement and Suez-Lyonnaise des Eaux SA), pharmaceuticals (Aventis SA) and non-cyclical consumer stocks (Sodexho Alliance SA).

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

           [DATA BELOW REPRESENTS A BAR GRAPH IN THE PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                   MAIN SHIFTS DURING THE SECOND HALF OF 2001
--------------------------------------------------------------------------------
Construction .................       1.1%
Capital Goods ................       1.0%
Automobiles/Autopart Supplies        0.9%
Diversified Holdings .........       0.8%
Food & Beverage ..............       0.7%
Retail .......................      -0.7%
Basic Products ...............      -0.9%
Consumer Goods ...............      -1.2%
Services .....................      -2.2%


While we successfully executed our sectoral rotation, our holdings in the capital goods sector fared poorly due to mishaps. We continued strengthening our position in Alstom as we believe the company is clearly undervalued and at year-end was trading at its break-up value. However, management has not released any news to reassure the market. Our position in Schneider Electric also fared poorly as the company's planned merger with Legrand was blocked dramatically by European Commissioner Mario Monti.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          AT DECEMBER 31, 2001, THE FUND'S TEN LARGEST FRENCH HOLDINGS
                        REPRESENTED 54.5% OF NET ASSETS:
--------------------------------------------------------------------------------

               SECURITIES                                     SECTOR
               ----------                                     ------
              TOTAL FINA SA                                   ENERGY
            VIVENDI UNIVERSAL                                SERVICES
               AVENTIS SA                                 CONSUMER GOODS
             FRANCE TELECOM                                CAPITAL GOODS
                 L'OREAL                                  CONSUMER GOODS
          CARREFOUR SUPERMARCHE                               RETAIL
                 AXA SA                                 FINANCIAL SERVICES
            SOCIETE GENERALE                            FINANCIAL SERVICES
                 ALCATEL                                   CAPITAL GOODS
       SUEZ-LYONNAISE DES EAUX SA                            SERVICES

--------------------------------------------------------------------------------

The Fund's portfolio at year-end was positioned for a recovery in the industrial sector and will be sensitive to U.S. trends. Our positioning is clearly reflected in our weightings of TMT (technology, media and telecom) stocks, with Cap Gemini SA boasting the largest overweighting. We also believe Carrefour Supermarche's robust sales growth is likely to resume.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

             [DATA BELOW REPRESENTS A BAR GRAPH IN PRINTED DOCUMENT]

--------------------------------------------------------------------------------
OVER/UNDER SECTOR ALLOCATION VS BENCHMARK (SBF 120 INDEX)
--------------------------------------------------------------------------------
Capital Goods ................       2.7%
Retail .......................       2.3%
Consumer Goods ...............       1.9%
Energy .......................       0.9%
Construction .................       0.0%
Automobiles/Autopart Supplier       -0.3%
Diversified Holdings .........      -0.3%
Real Estate ..................      -0.6%
Services .....................      -0.9%
Financial Services ...........      -1.2%
Food & Beverage ..............      -2.2%
Basic Products ...............      -2.3%

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

             [DATA BELOW REPRESENTS A PIR CHART IN PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                    PORTFOLIO BREAKDOWN AT DECEMBER 31, 2001
                         (AS PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------
FINANCIAL SERVICES ...........      14.2%

DIVERSIFIED HOLDINGS .........       0.1%

ENERGY .......................      11.3%

CONSTRUCTION .................       4.2%

CAPITAL GOODS ................      18.9%

AUTOMOBILES/AUTOPART SUPPLIERS       2.7%

CONSUMER GOODS ...............      17.3%

FOOD & BEVERAGE ..............       3.1%

BASIC PRODUCTS ...............       0.5%

OTHER ASSETS LESS LIABILITIES        0.6%

RETAIL .......................      10.0%

SERVICES .....................      17.1%


We predict that the CAC 40 index will reach nearly 5,100 points by year-end 2002, representing approximately a 10% gain for the year. We expect this increase to be driven by the following factors: favorable U.S. macroeconomic indicators, early signs of a tangible recovery by technology suppliers, a noticeably disinflationary environment likely to boost household purchasing power and, lastly, large amounts of cash in search of yield.

Our main concerns relate to the overall corporate earnings outlook, the number of refinancing deals required in order to clean up balance sheets currently stretched by debt and a restoration of investor confidence to reassure shareholders still looking to take quick profits on capital gains.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FRENCH MARKET RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            CURRENT LEVEL
                                                          BASED ON CONSENSUS
                                                               ESTIMATES
SBF 120 INDEX                                           AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------
EARNINGS GROWTH:
  EPS 2001 (estimate)                                          -12.80%
  EPS 2002 (estimate)                                           18.80%
--------------------------------------------------------------------------------
PRICE EARNING RATIO:
  2001 (estimate)                                               22.2x
  2002 (estimate)                                               19.8x
--------------------------------------------------------------------------------
Price / Book Value - 2001                                       2.07%
--------------------------------------------------------------------------------
Global Yield - 2002                                             2.70%
10-year Bond Yield                                              5.00%
--------------------------------------------------------------------------------
Short-Term Rate (3 months)                                      3.35%
--------------------------------------------------------------------------------

We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund, Inc.

Sincerely,

/s/ Bernard Chauvel                    /s/ Jean A. Arvis
-------------------                    -----------------
Bernard Chauvel                        Jean A. Arvis
PRESIDENT                              CHAIRMAN OF THE BOARD
The France Growth Fund, Inc.           The France Growth Fund, Inc.


February 20, 2002

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

December 31, 2001
--------------------------------------------------------------------------------

FRENCH EQUITIES--99.29%
---------------------------------------
   Shares                                                  Value
   ------                                                 -------
AUTOMOBILES/AUTOPART SUPPLIERS--2.68%
     15,530 Michelin ............................      $    512,094
     13,332 Peugeot SA ..........................           566,577
     27,171 Renault SA ..........................           957,856
     19,060 Valeo ...............................           759,960
                                                       ------------
                                                          2,796,487
                                                       ------------
BASIC PRODUCTS--0.55%
      5,927 Imerys ..............................           568,648
                                                       ------------
CAPITAL GOODS--18.90%
    200,775 Alcatel (a) .........................         3,430,843
    156,375 Alstom ..............................         1,738,280
     91,135 European Aero Defense (EADS) ........         1,106,342
    141,701 France Telecom ......................         5,662,514
     18,330 Lagardere ...........................           766,744
    110,938 Orange SA (b) .......................         1,005,120
     11,477 Schneider Electric ..................           551,585
    103,006 STMicroelectronics ..................         3,304,896
      3,741 Thales ..............................           129,018
     65,499 Thomson Multimedia (b) ..............         2,011,147
                                                       ------------
                                                         19,706,489
                                                       ------------
CONSTRUCTION--4.20%
     60,924 Bouygues ............................         1,995,383
      6,922 Lafarge Prime Fidelite ..............           646,245
     18,640 Lafarge SA. .........................         1,740,249
                                                       ------------
                                                          4,381,877
                                                       ------------
CONSUMER GOODS--17.25%
     91,522 Aventis SA (a) ......................         6,496,003
     63,450 Essilor International ...............         1,917,173
      7,761 Hermes International ................         1,194,961
     74,434 L'Oreal .............................         5,359,322
     40,511 Sanofi Synthelabo ...................         3,021,391
                                                       ------------
                                                         17,988,850
                                                       ------------
ENERGY--11.29%
     82,434 Total Fina SA (a) ...................        11,767,948
                                                       ------------
FINANCIAL SERVICES--14.23%
     20,025 Assur Gen De France Bearer ..........           960,619
    215,658 AXA SA ..............................         4,504,729
     23,283 Banque Nationale de Paris ...........         2,082,548
     37,075 Credit Lyonnais SA ..................         1,237,378
    237,049 Dexia ...............................         2,048,764
      3,816 Natexis Banques Populaires ..........           329,096
     65,728 Societe Generale ....................         3,676,594
                                                       ------------
                                                         14,839,728
                                                       ------------
FOOD & BEVERAGE--3.06%
     10,378 Groupe Danone .......................         1,265,390
     13,833 LVMH ................................           562,630
     17,591 Pernod Ricard .......................         1,362,071
                                                       ------------
                                                          3,190,091
                                                       ------------
RETAIL--9.98%
    100,914 Carrefour Supermarche (a) ...........         5,245,106
      1,380 Casino Guichard
              Warrants expiring 02/15/03 (b) ....             4,520
      1,380 Casino Guichard
              Warrants expiring 12/15/05 (b) ....             5,834
     29,336 Castorama Dubois
              Investisment ......................         1,510,408
     18,225 Pinault Printemps Redoute SA ........         2,345,448
     20,945 Rallye SA ...........................           937,645
      6,165 Rexel SA ............................           361,858
                                                       ------------
                                                         10,410,819
                                                       ------------
SERVICES--17.15%
     41,843 Cap Gemini SA .......................         3,020,186
     16,875 Dassault Systems SA .................           811,013
     37,883 Infogrames Entertainment (b) ........           458,536
      6,396 M6--Metropole Television ............           182,158
     26,585 Publicis Groupe SA ..................           703,904
     14,100 Solving International ...............           623,685
    112,310 Suez-Lyonnaise des Eaux SA ..........         3,398,501
    133,322 Vivendi Universal (a) ...............         7,297,380
    276,810 Wanadoo (b) .........................         1,387,012
                                                       ------------
                                                         17,882,375
                                                       ------------
TOTAL FRENCH EQUITIES
  (cost--$113,035,688) ..........................       103,533,312
                                                       ------------

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)

December 31, 2001
--------------------------------------------------------------------------------

PUT OPTIONS PURCHASED(b)--0.00%
---------------------------------------

  Number of
   Options                                                 Value
  ---------                                               -------
      1,260 Total Fina SA,
              Strike price A135,
              Expires 01/30/02
              (cost--$18,301) ...................      $      1,458
                                                       ------------
TIME DEPOSIT--0.11%
--------------------------------------------------------------------------------

  Principal
   Amount                                                  Value
  ---------                                               -------
   $113,000 Brown Brothers Harriman & Co.
              Grand Cayman, 2.00% (c)
              (cost--$113,000) ..................           113,000
                                                       ------------
TOTAL INVESTMENTS
  (cost--$113,166,989)--99.40% ..................       103,647,770
OTHER ASSETS LESS LIABILITIES--0.60% ............           622,154
                                                       ------------
NET ASSETS (applicable to 12,072,000
  shares; equivalent to $8.64 per
  share)--100.00% ...............................      $104,269,924
                                                       ============

----------
(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $14,022,894 at December 31, 2001.
(b)  Non-income producing security.
(c) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours notice. The rate shown is the rate in effect on December 31, 2001.
     [EURO SYMBOL] Euro




                 See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$113,166,989) ...............................        $103,647,770
    Cash (including euros at affiliates of $278,298 with a cost of $286,063) ...............             278,931
    Receivable for investments sold ........................................................             206,740
    Receivable for avoir fiscal ............................................................             202,472
    Receivable from an affiliate for variation margin on futures contracts .................              22,104
    Prepaid expenses and other assets ......................................................             194,959
                                                                                                    ------------
        Total assets .......................................................................         104,552,976
                                                                                                    ------------
LIABILITIES:
    Advisory fee payable ...................................................................              69,079
    Payable for investments purchased ......................................................              18,391
    Administration fee payable .............................................................              12,740
    Accrued expenses .......................................................................             182,842
                                                                                                    ------------
        Total liabilities ..................................................................             283,052
                                                                                                    ------------
NET ASSETS:
    Common stock, $0.01 par value; 12,072,000 shares issued and outstanding
      (100,000,000 shares authorized) ......................................................             120,720
    Additional paid-in capital .............................................................         124,127,849
    Accumulated net investment loss ........................................................            (545,662)
    Accumulated net realized loss ..........................................................          (9,934,541)
    Net unrealized depreciation of investments, options and other assets
      and liabilities denominated in euros .................................................          (9,498,442)
                                                                                                    ------------
        Net assets applicable to shares outstanding ........................................        $104,269,924
                                                                                                    ============
  NET ASSET VALUE PER SHARE ................................................................               $8.64
                                                                                                           =====


                 See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $221,858 of avoir fiscal (net of French withholding taxes
      of $259,646) .............................................................     $ 1,473,744
    Interest ...................................................................          25,823    $   1,499,567
                                                                                     -----------    -------------
EXPENSES:
    Advisory fees ..............................................................       1,081,540
    Audit and legal fees .......................................................         349,656
    Custodian and accounting fees ..............................................         281,800
    Directors' fees and expenses ...............................................         198,704
    Administration fees ........................................................         150,000
    Reports to shareholders ....................................................         104,114
    Shareholder meetings and relations expense .................................          70,237
    Insurance expense ..........................................................          38,963
    Transfer agent fees ........................................................          34,358
    New York Stock Exchange listing fee ........................................          33,250
    Other expenses .............................................................          22,423
                                                                                     -----------
    Total expenses .............................................................       2,365,045
    Less: fees waived by Investment Adviser ....................................        (121,157)
                                                                                     -----------
    Net expenses ...............................................................                       2,243,888
                                                                                                    ------------
    Net investment loss ........................................................                        (744,321)
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
  AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments ..............................................................                      (9,625,681)
      Futures contracts ........................................................                        (209,207)
      Options ..................................................................                           6,560
      Foreign currency transactions ............................................                         203,889
    Net change in unrealized appreciation/depreciation of:
      Investments ..............................................................                     (29,816,153)
      Futures contracts ........................................................                        (114,196)
      Other assets and liabilities denominated in euros ........................                        (541,979)
                                                                                                    ------------
    Net realized and unrealized loss on investments, futures contracts,
      options and foreign currency transactions ................................                     (40,096,767)
                                                                                                    ------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ..........................                    $(40,841,088)
                                                                                                    ============


                 See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           FOR THE YEAR          FOR THE YEAR
                                                                                               ENDED                 ENDED
                                                                                         DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                         -----------------     -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss .............................................................      $   (744,321)         $ (1,266,477)
    Net realized gain (loss) on investments, futures contracts, options and
      foreign currency transactions .................................................        (9,624,439)           49,153,908
    Net change in unrealized appreciation/depreciation of investments, futures
      contracts, options and other assets and liabilities denominated in euros ......       (30,472,328)          (81,312,022)
                                                                                           ------------          ------------
    Total loss from investment operations ...........................................       (40,841,088)          (33,424,591)
                                                                                           ------------          ------------
DISTRIBUTIONS:
    From net realized gain on investments ...........................................        (1,626,435)          (59,343,429)
    From paid-in-capital ............................................................        (2,737,593)               --
                                                                                           ------------          ------------
    Total distributions .............................................................        (4,364,028)          (59,343,429)
                                                                                           ------------          ------------
CAPITAL STOCK TRANSACTIONS:
    Cost of shares repurchased pursuant to tender offer .............................       (32,323,285)               --
    Cost of shares repurchased pursuant to stock repurchase program .................            --                (2,458,057)
                                                                                           ------------          ------------
    Net decrease in net assets ......................................................       (77,528,401)          (95,226,077)
NET ASSETS:
    Beginning of year ...............................................................       181,798,325           277,024,402
                                                                                           ------------          ------------
    End of year .....................................................................      $104,269,924          $181,798,325
                                                                                           ============          ============



                 See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 2001
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 2001. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2001, the Fund had a net capital loss carryforward of $527,910 which will expire by December 31, 2009. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $2,853,543 of realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on January 1, 2002.

FRENCH WITHHOLDING TAX--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund may be

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, currently equal to 12.75% of the dividend amount (15% tax rate less 15% withholding on such tax). The Fund may make such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position. The Fund is also subject to risk should the counterparty to a futures contract not perform under the contract.

During the year ended December 31, 2001, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At December 31, 2001, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $14,022,894:

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

                                         EUR
                                       COST ON
    NUMBER OF                        EXPIRATION      ORIGINATION      EUR VALUE     U.S.$ VALUE    UNREALIZED
    CONTRACTS          TYPE             DATE            DATE          12/31/01       12/31/01     APPRECIATION
    ---------          ----          ----------      -----------     -----------    ----------    ------------
Long positions:
       15          CAC 40 Index        1/25/02       EUR 670,714     EUR 695,550     $619,037        $22,104
                                                                                                    ========

OPTION  TRANSACTIONS--For  hedging  purposes,  the Fund may  purchase  and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

Written option activity for the year ended December 31, 2001 was as follows:

                                                                                    NUMBER
                                                                                      OF
                                                                                    OPTIONS          PREMIUM
                                                                                   ---------        --------
Options outstanding at December 31, 2000 ...............................              --                --
Options--written .......................................................           (10,775)         $(400,449)
Options--buybacks ......................................................            10,775            400,449
                                                                                    ------          ---------
Options outstanding at December 31, 2001 ...............................                 0          $       0
                                                                                    ======          =========

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences, the Fund's accumulated net investment loss was decreased by $372,980, accumulated net realized loss was decreased by $203,889, and

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

additional paid-in capital was decreased by $169,091, relating to realized foreign currency losses and a net operating loss for the year ended December 31, 2001. Net income and net assets were not affected by such reclassifications.

The tax character of distributions paid during the year ended December 31, 2001:

                                                                                   2001
                                                                              -------------
Ordinary income ........................................................      $           0
Long-term capital gain .................................................          1,626,435
Return of capital ......................................................          2,737,593
                                                                              -------------
                                                                              $   4,364,028
                                                                              =============
At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:
Currently distributable ordinary income ................................      $           0
Less: cumulative timing differences ....................................           (545,662)
                                                                              -------------
Overdistribution of ordinary income ....................................      $    (545,662)
                                                                              =============
Tax basis capital loss carryover .......................................           (527,910)
Less: cumulative timing differences ....................................         (2,853,543)
                                                                              -------------
Accumulated capital loss ...............................................      $  (3,381,453)
                                                                              =============
Unrealized depreciation ................................................      $ (16,051,530)
                                                                              =============

The differences between book and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales. The cumulative timing differences primarily consist of foreign taxes accrued but not paid as well as post October losses at December 31, 2001.

INVESTMENT ADVISER AND ADMINISTRATOR

Credit Agricole Asset Management U.S. Advisory Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the year ended December 31, 2001, the Investment Adviser voluntarily waived $121,157 of its fees.

Brinson Advisors, Inc. (the "Administrator"), an indirect wholly owned asset management subsidiary of UBSAG, has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million, subject to a minimum fee of $150,000.

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2001, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu and Carr Futures SNC--received $27,347 and $6,051, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. The Fund also paid $13,445 to UBSWarburg, an indirect wholly owned subsidiary of UBSAGand an affiliate of the administrator in brokerage commissions. In addition, Credit Agricole Indosuez earned fees of approximately $26,637 in its capacity as subcustodian for the Fund.

An employee of UBS PaineWebber, Inc., an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, serves as a director of the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001, was $119,720,076. Accordingly, net unrealized depreciation of investments of $16,072,306 was composed of gross appreciation of $5,281,054 for those investments having an excess of value over cost and gross depreciation of $21,353,360 for those investments having an excess of cost over value.

For the year ended December 31, 2001, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $105,834,636 and $136,924,827, respectively.

CAPITAL STOCK

There were 12,072,000 shares of $0.01 par value capital stock outstanding as of December 31, 2001. The Fund did not repurchase any shares of its common stock under the stock repurchase program during the year ended December 31, 2001.

For the year ended December 31, 2000, the Fund repurchased 190,000 shares of its common stock on the open market at a total cost of $2,458,057, including brokerage commissions. These shares were repurchased at an average market price per share of $12.88 (before commissions) and a weighted average discount from net asset value of 12.14%.

These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

On December 18, 2000, the Board of Directors approved a tender offer in an effort to further enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------

28, 2001 (the "Expiration Date"). Under the terms of the offer, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date. In connection with the tender offer, the Fund purchased
3,018,000 shares of common stock at a total cost of $32,323,285, including $144,162 of expenses incurred to perform the tender offer.

The shares repurchased during the years ended December 31, 2001 and December 31, 2000 pursuant to the stock repurchase program and the tender offer have been retired by the Fund.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of common stock  outstanding  throughout  each year is presented below:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------------
                                                         2001         2000        1999         1998        1997
                                                        ------       ------      ------       ------      ------
Net asset value, beginning of year ..............       $12.05       $18.13      $16.41       $13.12      $13.37
                                                        ------       ------      ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................        (0.06)(a)    (0.08)       0.01         0.06        0.09
Net realized and unrealized gain (loss) on
  investments, futures contracts, options and
  foreign currency transactions .................        (3.03)(a)    (2.11)       5.50         5.26        1.49
                                                        ------       ------      ------       ------      ------
        Total income (loss) from investment
        operations ..............................        (3.09)       (2.19)       5.51         5.32        1.58
                                                        ------       ------      ------       ------      ------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income ......................         --            --        (0.00)(b)      --        (0.02)
In excess of net investment income ..............         --            --          --           --        (0.03)
From net realized gain on investments ...........        (0.13)       (3.91)      (3.80)       (2.03)      (1.78)
From paid-in-capital ............................        (0.23)         --          --           --          --
                                                        ------       ------      ------       ------      ------
        Total dividends and distributions .......        (0.36)       (3.91)      (3.80)       (2.03)      (1.83)
                                                        ------       ------      ------       ------      ------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of:
  Shares repurchased pursuant to
    the tender offer ............................         0.04          --          --           --          --
  Shares repurchased pursuant to
    the stock repurchase program ................         --           0.02        0.01          --          --
                                                        ------       ------      ------       ------      ------
    Total capital share transactions ............         0.04         0.02        0.01          --          --
                                                        ------       ------      ------       ------      ------
Net asset value, end of year ....................        $8.64       $12.05      $18.13       $16.41      $13.12
                                                        ======       ======      ======       ======      ======
Market value, end of year .......................        $7.33       $10.50      $15.31       $13.63      $10.50
                                                        ======       ======      ======       ======      ======
TOTAL INVESTMENT RETURN: (c) ....................       (27.36)%      (7.00)%     45.93%       48.20%      19.33%
                                                        ======       ======      ======       ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted) ...........     $104,270     $181,798    $277,024     $251,876    $201,277
Ratio of expenses to average net assets,
   net of fee waivers ...........................        1.83%(d)     1.44%(d)    1.33%(d)     1.38%(d)    1.48%
Ratio of net investment income (loss) to
   average net assets, net of fee waivers .......       (0.61)%(d)   (0.53)%(d)   0.07%(d)     0.38%(d)    0.64%
Portfolio turnover ..............................          86%          82%         48%          47%         80%

----------
(a) Based on average daily shares outstanding during the year ended December 31, 2001.
(b)  Dividend equal to $0.0025 per share.
(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(d) The Investment Adviser waived a portion of its fees during the years ended December 31, 2001, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 1.93%, 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income
     (loss) to average net assets would have been (0.70)%, (0.64)%, (0.06)% and 0.30%, respectively.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

February 19, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Fund has declared a long-term capital gain (taxed at 20% rate) of $1,626,435 and a non taxable distribution from paid-in-capital of $2,737,593.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (unaudited)

--------------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations and each of whom serves a 3 year term of office. The table below shows, for each Director and Officer, his name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director.

INDEPENDENT DIRECTORS

                                                 TERM OF                                               OTHER
                               POSITIONS       OFFICE AND             PRINCIPAL                    DIRECTORSHIPS
                               HELD WITH        LENGTH OF           OCCUPATION(S)                     HELD BY
NAME, ADDRESS AND AGE         REGISTRANT       TIME SERVED       DURING PAST 5 YEARS                 DIRECTOR
--------------------          ----------      -----------        -----------------                 ------------
Jean A. Arvis                 Chairman of     Chairman since     French Federation of              Director, AXA Equity
Vendome Rome Management       the Board of    1993               Insurance Companies (since        and Law, Fonciere
35 Rue de Rome                Directors                          March 1997) Special Advisor,      Lyonnaise, AIG
Paris, France 75008                                              American International Group      Banque, Sofrace
Age: 66                                                          (since January 1993).             (Liban), New London PLC

Thomas C. Barry               Director        Director since     President and Chief Executive     None
Zephyr Management, Inc.                       1990               Officer, Zephr Management,
320 Park Avenue                                                  Inc. (since December 1993).
New York, NY 10022
Age: 56

Walter J.P. Curley            Director        Director since     Venture Capital Investor;         Director, Sotheby's
450 Park Avenue                               1990               United States Ambassador to       Holdings, Inc.
Suite 2104                                                       Ireland (1976-77) and to
New York, NY 10022                                               France (1989-93); President,
Age: 78                                                          Curley Land Company; Board
                                                                 of Trustees, The
                                                                 Frick Collection; Achells
                                                                 Foundation and Bodman
                                                                 Foundation; Executive
                                                                 Committee Member, The
                                                                 American Society of the
                                                                 French Legion of Honor; and
                                                                 Honorary Chairman of the
                                                                 French American Foundation.

Pierre H.R. Daviron           Director        Director since     Executive Vice President,         Chairman of the
c/o The France Growth                         1990               Marque Millennium Capital         Board of the Fund
Fund, Inc.                                                       Management Ltd. (since            (May 1990 -
666 Third Avenue                                                 January 2000); Partner, DR        February 1993)
New York, NY 10017                                               Associates (September to
Age: 59                                                          December 1999); Managing
                                                                 Director (until September
                                                                 1999); President and
                                                                 Chief Investment Officer
                                                                 (August 1993-September
                                                                 1998), Oppenheimer Capital
                                                                 International.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (unaudited) (continued)

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (continued)

                                                       TERM OF             PRINCIPAL                             OTHER
                                     POSITIONS       OFFICE AND          OCCUPATION(S)                       DIRECTORSHIPS
                                     HELD WITH        LENGTH OF           DURING PAST                           HELD BY
NAME, ADDRESS AND AGE               REGISTRANT       TIME SERVED            5 YEARS                            DIRECTOR
--------------------                ----------      -----------         ------------                         -----------
Serge Demoli`ere                    Director        Director since      Member, Board of                         None
Bankgesellschaft Berlin                             2001                Management,
BG-EH                                                                   Bankgesellschaft Berlin AG
Alexanderplatz 2                                                        (since 2001) General Manager
Berlin, Germany 10178                                                   (until 2001)
Age: 43

Dirk Kipp                           Director        Director since      Managing Director, Bankgesell-           None
Bankgesellschaft Berlin                             2001                schaft Berlin AG, responsible
BG-EH                                                                   for the Bank's proprietary equity
Alexanderplatz 2                                                        trading.
Berlin, Germany 10178
Age: 39

Michel Longchampt                   Director        Director since      Chairman of the Board,               Director, J&L
Macsteel International USA Corp.                    1990                Macsteel International USA            Specialty
Products                                                                (since May 1999), Chairman
33 Westchester Ave, Suite 5101                                          of the Board (until May 1999),
White Plains, NY 10604                                                  President and Chief Exec-
Age: 67                                                                 utive Officer (until December
                                                                        1997), Francosteel Corpora-
                                                                        tion; Consultant, Longchampt
                                                                        Resources (since January 1998).

Gregory L. Melville                 Director        Director since      Assistant Director,                     None
Bankgesellschaft Berlin                             2000                Bankgesellschaft Berlin AG
BG-EH
Alexanderplatz 2
Berlin, Germany 10178
Age: 45

Michel A. Rapaccioli                Director        Director since      President, Arfin (since June            None
62 bis rue des Belles Feuilles                      1990                1995); Vice President and Chief
75116 Paris, France                                                     Financial Officer, Texas gulf Inc.
Age: 67                                                                 (until May 1995); Senior Vice
                                                                        President and Chief Financial
                                                                        Officer, Elf Aquitaine, Inc.
                                                                        (until 1994); Chairman and
                                                                        Chief Executive Officer, Elf
                                                                        Technologies, Inc. (until 1994)

Moritz Sell                         Director        Director since      Market Strategist,                      None
Bankgesellschaft Berlin                             2000                Bankgesellschaft Berlin AG
1 Crown Court
Cheapside
London
EC2V6LR United Kingdom
Age 34

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (unaudited) (concluded)

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (concluded)

                                                       TERM OF             PRINCIPAL                           OTHER
                                  POSITIONS          OFFICE AND          OCCUPATION(S)                     DIRECTORSHIPS
                                  HELD WITH           LENGTH OF           DURING PAST                         HELD BY
NAME, ADDRESS AND AGE            REGISTRANT          TIME SERVED            5 YEARS                          DIRECTOR
--------------------             ----------         -----------         ------------                       -----------
John W. Spurdle, Jr.             Director           Director since      Managing Partner, Spurdle &             None
Spurdle & Co.                                       1990                Company; Chairman, Invest-
515 Madison Avenue                                                      ment Management Partners
Suite 3702                                                              Inc.; President, Asset
New York, NY 10022                                                      Management Investment Co.
Age: 64                                                                 (since August 1997); and
                                                                        Advisory Director, Bluestone
                                                                        Capital Partners (since January
                                                                        1996).
INTERESTED DIRECTORS

John Bult                        Director           Director since      Chairman, PaineWebber              Director, The Ger-
PaineWebber International Inc.                      1990                International, Inc.                many Fund, Inc., The
1285 Avenue of the Americas                                                                                New Germany Fund,
37th Floor                                                                                                 Inc., the Central Euro-
New York, NY 10019                                                                                         pean Equity Fund,
Age: 65                                                                                                    Inc. and the Greater
                                                                                                           China Fund, Inc.

OFFICERS

Bernard Chauvel                  President          President since     Managing Director, Inter-                 --
Predica                                             1997                national Division, Predica
50-56, rue de la Procession                                             (since January 2001); Regional
Paris, France 75015                                                     Manager, CreditAgricole
Age: 48                                                                 Indosuez (April 1997 to
                                                                        December 2000); President,
                                                                        CreditAgricole (U.S.)(January
                                                                        1991 to May 1997)

Frederick J. Schmidt             Vice President     Vice President      Vice President, Credit Agricole           --
666 Third Avenue                 and Treasurer      since 1992          Asset Management (since July
New York, NY 10017                                  Treasurer since     1997); Vice President, Credit
Age: 42                                             1990                Agricole Indosuez (New York);
                                                                        Treasurer, Indocam Asia
                                                                        Strategic Growth Fund, Inc.
                                                                        (since 1994)

Steven M. Cancro                 Vice President     Vice President      First Vice President and Senior           --
666 Third Avenue                 and Secretary      since 1992          Counsel, Credit Agricole
New York, NY 10017                                  Secretary since     Indosuez (New York)
Age: 47                                             1991

                         Notice is hereby given in accordance with Section 23(c)
                    of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                         This report, including the financial statements herein,
                    is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                         Comparisons  between  changes  in the  Fund's net asset
                    value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.